UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	September 14, 2004

Cleveland-Cliffs Inc

(Exact Name of Registrant as Specified in Charter)

Ohio	1-8944	34-1464672

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Superior Avenue, Cleveland, Ohio	44114

(Address of Principal Executive Offices)	(Zip Code)

Registrants’ telephone number, including area code:	(216) 694-5700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     On September 14, 2004, certain subsidiaries of Cleveland-Cliffs Inc (the “Company”), specifically The Cleveland-Cliffs Iron Company, Cliffs Mining Company, Northshore Mining Company and Cliffs Sales Company, entered into an Amended and Restated Pellet Sale and Purchase Agreement with International Steel Group Inc. and ISG Weirton Inc. (the “Pellet Agreement”). The Pellet Agreement is effective as of May 17, 2004.

     In conjunction with the acquisition of Weirton Steel Corporation, ISG Weirton Inc. assumed, with certain modifications, the Pellet Sale and Purchase Agreement dated September 30, 1991 between The Cleveland-Cliffs Iron Company and Weirton Steel Corporation, as amended (the “Weirton Agreement”). The Pellet Agreement is an amendment to and restatement of the Weirton Agreement. The Pellet Agreement is for a term of fourteen years and provides that the Company shall supply, depending on the year, some or all of ISG Weirton Inc.’s requirements for iron ore pellets. Under the Pellet Agreement, the Company is able to supply ISG Weirton Inc. with iron ore pellets sourced from the Company’s Tilden, Northshore, Hibbing and United Taconite mines.

     In addition to supplying ISG Weirton Inc., certain subsidiaries of the Company, specifically The Cleveland-Cliffs Iron Company, Cliffs Mining Company, Northshore Mining Company and Cliffs Sales Company, are party to a Pellet Sale and Purchase Agreement with International Steel Group Inc., ISG Cleveland Inc. and ISG Indiana Harbor Inc., dated April 22, 2002, under which the Company supplies iron ore pellets to ISG Cleveland Inc. and ISG Indiana Harbor Inc., which are affiliates of ISG Weirton Inc. As of the date of this Form 8-K filing, the Company and certain pension plans sponsored by the Company also collectively own 4,606,871 shares of common stock of International Steel Group Inc.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number	Description
10(a)	*Amended and Restated Pellet Sale and Purchase Agreement, dated and effective May 17, 2004, by and among The Cleveland-Cliffs Iron Company, Cliffs Mining Company, Northshore Mining Company, Cliffs Sales Company, International Steel Group Inc. and ISG Weirton Inc.

*	Confidential treatment requested as to certain portions, which portions have been omitted and filed separately with the Securities and Exchange Commission.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cleveland-Cliffs Inc
By: /s/ Donald J. Gallagher Name: Donald J. Gallagher Title: Senior Vice President, Chief Financial Officer and Treasurer

Date: September 20, 2004

EXHIBIT INDEX

Exhibit
Number	Description
10(a)	*Amended and Restated Pellet Sale and Purchase Agreement, dated and effective May 17, 2004, by and among The Cleveland-Cliffs Iron Company, Cliffs Mining Company, Northshore Mining Company, Cliffs Sales Company, International Steel Group Inc. and ISG Weirton Inc.

*	Confidential treatment requested as to certain portions, which portions have been omitted and filed separately with the Securities and Exchange Commission.

4